EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Francis J. Conforti, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q of Urban Outfitters, Inc. (the “Company”) for the three month period ended October 31, 2017, as filed with the Securities and Exchange Commission (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2017	By:	/s/ FRANCIS J. CONFORTI
Francis J. Conforti Chief Financial Officer (Principal Financial Officer)